SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2003

INTERCEPT, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	01-14213	58-2237359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 248-9600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release dated January 9, 2003.

99.2	Transcript of January 10, 2003 telephone conference call.

Item 9.   Regulation FD Disclosure.

On November 4, 2002, InterCept, Inc. (Nasdaq: ICPT) issued a press release regarding an update to its 2002 financial outlook. The full text of the press release is set forth in Exhibit 99.1 hereto and the transcript of the conference call is attached as Exhibit 99.2 hereto. These exhibits are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC.

By:	/s/ Scott R. Meyerhoff
Scott R. Meyerhoff Chief Financial Officer

Dated: January 20, 2003

2

EXHIBIT INDEX

Exhibit

99.1	Press Release dated January 9, 2003
99.2	Transcript of January 10, 2003 conference call.